UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5011

Name of Fund:  CMA North Carolina Municipal Money Fund
               CMA Multi-State Municipal Series Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536.
Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/04

Date of reporting period: 04/01/03 - 03/31/04

Item 1 - Report to Stockholders



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CMA North Carolina
Municipal Money Fund


Annual Report
March 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



CMA North Carolina Municipal Money Fund
of CMA Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



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CMA North Carolina Municipal Money Fund



Important Tax Information (unaudited)


All of the net investment income distributions paid by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during the taxable year ended March 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance, pledging "patience" in raising interest rates. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



A Discussion With Your Fund's Portfolio Manager


With interest rates holding at historic lows, we looked to purchase one-year fixed rate paper throughout the period, but used variable rate demand notes opportunistically for yield enhancement.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended March 31, 2004, CMA North Carolina
Municipal Money Fund paid shareholders a net annualized yield of ..37%.* As of March 31, 2004, the Fund's seven-day yield was .39%.

The Fund's yield was hindered early in the period by the maturity of a large number of fixed rate securities that had been added to the portfolio in the second and third quarters of 2002. This was because we were forced to reinvest the proceeds at lower prevailing interest rates. Nevertheless, we invested in variable rate demand notes, which were yielding 1.25% versus 1.10% for one-year fixed rate paper at this particular time. This ultimately benefited Fund performance.

For its part, the Federal Reserve Board remained accommodative throughout the year. The last in a series of interest rate cuts came in June 2003, as the Federal Reserve Board looked to stimulate economic growth and ward off the potential for deflation. Although economic growth began to accelerate later in the year, concerns over weak job growth persisted in the market. Investors tried to anticipate when the Federal Reserve Board would restore interest rates to more neutral levels. The constant interest rate analysis translated into widespread volatility, which created opportunities in the fixed income markets.


Describe conditions in the State of North Carolina during the period.

North Carolina's economy outperformed that of the nation, primarily because of strength in the state's business-services sector. The recovery was fragile, however, particularly in the first half of the year. The state's manufacturing sector and textile and furniture industries experienced weakness while personal bankruptcies continued to rise and housing markets remained cool.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


North Carolina's budget for the 2003 fiscal year, which ended on June 30, 2003, included a $1.65 billion deficit that was closed only after authorizing several one-time transfers. To balance its 2004-2005 budget, state officials proposed spending and job cuts and suspending about $1 billion in planned tax breaks. Specifically, health services faced approximately $900 million in spending cuts, mainly from Medicaid, and public schools were slated to lose almost 1,000 jobs.

The state's economic situation improved mildly during the period's second half. By the end of January 2004, North Carolina's tax revenues were .6% higher than projected and 2.5% above those in the prior fiscal year. In addition, the state's labor market strengthened during the first quarter of 2004, with unemployment claims continuing to trend downward. Overall, North Carolina remains primed to continue to outpace the national rate of growth when the recovery gains steam. This is due to the state's lower-than-average debt burden and proven ability to diversify its economy.


How did you manage the Fund during the period?

As the fiscal year began, we were looking to increase the Fund's position in variable rate securities for liquidity purposes. These securities tend to have shorter maturities and, given the inverted yield curve at that time, shorter-maturity investments were offering higher yields than their longer-maturity counterparts. We also expected yields on variable rate products to spike because of redemptions related to tax time.

As summer approached, variable rate securities became less attractive as concerns about deflation and the expectation for additional interest rate cuts caused yields on shorter-maturity securities to drop. Given our expectation that monetary policy would remain accommodative for some time, beginning in mid-May, we purchased approximately $40 million in fixed rate securities offering yields ranging from 1.00% to 1.30%. These purchases benefited the Fund on a relative basis, as we were able to maintain a larger percentage of fixed rate securities than our peers.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



Although the final months of 2003 brought evidence of a recovering economy, inflation remained under control and the job market continued to be sluggish. These factors reinforced our belief that short-term interest rates would remain at current levels for some time. Thus, we continued to look for opportunities to invest in fixed rate paper - a search that proved difficult because of limited supply in both the primary and secondary markets and because those bonds that were available were priced at relatively unattractive levels.

Although we continued to search for fixed rate paper in the new year, the flatness of the short-term tax-exempt yield curve offered little incentive to extend further out. As the period came to an end, we were looking to increase our weighting in variable rate paper - again seeking to take advantage of higher yields typically available during tax season.


How would you characterize the portfolio's position at the close of the period?

The Fund ended the period in a slightly bearish stance given the lack of attractive investment opportunities over the past few months. We believe the Fund's increased weighting in variable rate demand notes as of March 31, 2004 will allow us to benefit from the traditional increase in yields associated with tax-related selling, at least in the upcoming quarter. Looking further ahead, we believe the Federal Reserve Board will likely keep monetary policy on hold well into 2004 to ensure a sustainable economic recovery. With that in mind, we will continue to look for opportunities to extend the portfolio's average maturity when prudent.


Darrin J. SanFillippo
Vice President and Portfolio Manager

April 7, 2004



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Schedule of Investments                                                                                      (In Thousands)

               Face
               Amount     Municipal Bonds                                                                           Value
North Carolina--93.0%

               $ 1,700    Alamance County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, IDR (Millender Project), VRDN, AMT, 1.16% due 12/01/2020 (a)       $   1,700

                 2,800    Ashe County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                          VRDN, AMT, 1.15% due 5/01/2014 (a)                                                          2,800

                10,700    Beaufort County, North Carolina, Water District Number VI, GO, BAN, 1.90% due
                          10/13/2004                                                                                 10,746

                 2,100    Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Refunding Bonds (Industrial Development Alliance),
                          VRDN, AMT, 1.27% due 8/01/2009 (a)                                                          2,100

                 6,600    Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN, AMT,
                          1.11% due 9/01/2011 (a)                                                                     6,600

                 1,935    Charlotte, North Carolina, GO, Refunding, 4.75% due 2/01/2005                               1,992

                 4,745    Columbus County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Industrial Revenue Bonds (Kroy Building Products Inc. Project),
                          VRDN, AMT, 1.04% due 12/01/2025 (a)                                                         4,745

                 1,623    Faith Town, North Carolina, BAN, 1.75% due 6/02/2004                                        1,625

                 1,880    Gaston County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Marlatex Corporation Project), VRDN, AMT, 1.21% due 6/01/2015 (a)           1,880

                   540    Granville County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Industrial Revenue Bonds (Lace Lastics Company Inc. Project), VRDN,
                          AMT, 1.21% due 10/01/2005 (a)                                                                 540

                          Guilford County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, IDR, VRDN, AMT (a):
                 2,500        (High Point Textiles Auxiliaries), Refunding, 1.16% due 6/01/2012                       2,500
                 3,600        (Nat Sherman Building LLC), 1.26% due 3/01/2022                                         3,600
                 1,000        (Neal Manufacturing), 1.15% due 11/01/2013                                              1,000
                 2,100        (Ornamental Products), 1.15% due 12/01/2014                                             2,100
                   500        (Pharmagraphics Inc. Project), 1.24% due 9/01/2010                                        500
                 2,500        (Snider Tire Inc.), 1.16% due 10/01/2019                                                2,500

                24,615    Halifax County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland), VRDN, 1.14% due
                          12/01/2019 (a)                                                                             24,615

                 1,000    Harnett County, North Carolina, COP (Harnett County Projects), Refunding, 3% due
                          10/01/2004 (d)                                                                              1,009

                 1,300    Harnett County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Edwards Brothers Inc. Project), VRDN, AMT, 1.16% due 1/01/2007 (a)          1,300

                 6,000    Hertford County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Easco Corporation Project), VRDN, AMT, 1.14% due 11/01/2013 (a)             6,000

                 3,700    Indian Beach, North Carolina, GO, BAN, Beach Improvement, 1.40% due 8/11/2004               3,705

                 2,400    Johnston County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT, 1.15%
                          due 11/01/2017 (a)                                                                          2,400

                 5,200    Kernersville, North Carolina, GO, BAN, 2% due 5/19/2004                                     5,207

                 4,250    Lee County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Lee Central LLC Project), VRDN, AMT, 1.16% due 12/01/2023 (a)               4,250

                 2,520    Lincoln County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Packaging NC Project), VRDN, 1.16% due 10/01/2013 (a)                       2,520

                 9,000    Martin County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Penco Products Project), VRDN, AMT, 1.14% due 9/01/2022 (a)                 9,000



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity Option Tender
           Securities
PCR        Pollution Control Revenue Bonds
PUTTERS    Puttable Tax-Exempt Receipts
ROCS       Reset Option Certificates
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               Face
               Amount     Municipal Bonds                                                                           Value
North Carolina (concluded)

               $ 5,000    Mecklenburg County, North Carolina, GO, Series B, 2% due 2/01/2005 (a)                  $   5,038

                          Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, Industrial Revenue Bonds, VRDN, AMT (a):
                   800        (Ferguson Supply and Box Manufacturing), 1.15% due 8/01/2010                              800
                 1,500        (Griffith Micro Science Project), 1.07% due 11/01/2007                                  1,500
                 5,600        (Southern Steel Company LLC Project), 1.11% due 3/02/2015                               5,600

                14,115    Municipal Securities Trust Certificates, GO, VRDN, Series 138, Class A, 1.05% due
                          3/16/2015 (a)                                                                              14,115

                   949    Newland, North Carolina, BAN, 1.70% due 10/13/2004                                            952

                 3,200    North Carolina Agriculture Finance Authority, Agriculture Development Revenue Bonds
                          (Albemarle Cotton Growers), VRDN, AMT, 1.16% due 7/01/2014 (a)                              3,200

                 8,610    North Carolina Agriculture Finance Authority, Agriculture Development Revenue Refunding
                          Bonds (Harvey Fertilizer and Gas Project), VRDN, AMT, 1.16% due 6/01/2016 (a)               8,610

                          North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue Bonds,
                          VRDN (a):
                 3,300        (Barton College), 1.05% due 2/01/2013                                                   3,300
                   655        (Canterbury School Project), 1.05% due 8/01/2022                                          655

                17,700    North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, MERLOTS,
                          VRDN, Series A22, 1.09% due 1/01/2024 (a)(c)                                               17,700

                 3,000    North Carolina Infrastructure Finance Corporation, COP (North Carolina State
                          Correctional Facilities Project), Series A, 2% due 2/01/2005                                3,022

                 5,335    North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                          (Cabarrus Memorial Hospital Project), VRDN, AMT, 1.01% due 3/01/2028 (a)                    5,335

                   300    North Carolina Medical Care Commission, Hospital Revenue Bonds (Pooled Financing
                          Project), VRDN, Series A, 1.02% due 10/01/2016 (a)                                            300

                 4,445    North Carolina Medical Care Commission, Retirement Facilities Revenue Refunding Bonds
                          (Aldersgate Project), VRDN, 1.12% due 1/01/2031 (a)                                         4,445

                          North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue Bonds, VRDN (a):
                 6,780        PUTTERS, Series 341, 1.05% due 1/01/2015 (b)                                            6,780
                 4,335        ROCS, Series II R-211, 1.08% due 1/01/2020 (c)                                          4,335

                          North Carolina State, GO, VRDN (a):
                 4,995        FLOATS, Series 828, 1.05% due 7/08/2004                                                 4,995
                 1,000        MERLOTS, Series A23, 1.09% due 3/01/2027                                                1,000

                   910    Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue Bonds
                          (Cessna Aircraft Company Project), VRDN, 1.15% due 10/01/2012 (a)                             910

                 1,000    Raleigh, North Carolina, GO, 5.20% due 6/01/2004                                            1,007

                 2,300    Rowan County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 1.16% due 4/01/2018 (a)            2,300

                 2,100    Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                          Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT, 1.22%
                          due 11/01/2011 (a)                                                                          2,100

                 2,240    Sampson County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Dubose Strapping Inc. Project), VRDN, AMT, 1.21% due 1/01/2012 (a)          2,240

                 3,000    Stanley County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Patrick Industries Project), VRDN, AMT, 1.22% due 8/01/2010 (a)             3,000

                   400    University of North Carolina Hospital at Chapel Hill, Revenue Refunding Bonds, VRDN,
                          Series A, 1% due 2/15/2031 (a)                                                                400

                 3,140    Vance County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (HH Hunt Manufacturing Facilities LLC Project), VRDN, 1.16% due
                          6/01/2015 (a)                                                                               3,140

                          Wake County, North Carolina, Public Improvement, GO:
                 4,000        Series B, 1.75% due 4/01/2004                                                           4,000
                 3,000        Series C, 1.75% due 4/01/2004                                                           3,000

                 1,000    Wilmington, North Carolina, GO, 5.60% due 6/01/2004 (f)                                     1,034

                 2,100    Wilson County, North Carolina, Industrial Facilities and Pollution Control Financing
                          Authority, IDR (Supreme/Murphy Truck Project), VRDN, AMT, 1.24% due 6/01/2015 (a)           2,100


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

               Face
               Amount     Municipal Bonds                                                                           Value
Puerto Rico--6.0%

               $10,900    Puerto Rico Commonwealth, TRAN, 2% due 7/30/2004                                        $  10,936

                 2,000    Puerto Rico Public Buildings Authority, Revenue Refunding Bonds, FLOATS, VRDN,
                          Series 787, 1.05% due 7/08/2004 (a)(e)                                                      2,000

                 1,500    Puerto Rico Public Finance Corporation Revenue Bonds, VRDN, FLOATS, Series 911,
                          1.05% due 8/01/2026 (a)(e)                                                                  1,500

                          Total Investments (Cost--$238,283*)--99.0%                                                238,283
                          Other Assets Less Liabilities--1.0%                                                         2,293
                                                                                                                  ---------
                          Net Assets--100.0%                                                                      $ 240,576
                                                                                                                  =========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2004.

(b)AMBAC Insured.

(c)MBIA Insured.

(d)FSA Insured.

(e)CIFG Insured.

(f)Prerefunded.

*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Statement of Assets and Liabilities

As of March 31, 2004
Assets

               Investments, at value (identified cost--$238,283,379)                                        $   238,283,379
               Receivables:
                  Beneficial interest sold                                                $     1,668,803
                  Securities sold                                                                 700,521
                  Interest                                                                        625,347         2,994,671
                                                                                          ---------------
               Prepaid expenses                                                                                       7,798
                                                                                                            ---------------
               Total assets                                                                                     241,285,848
                                                                                                            ---------------

Liabilities

               Payables:
                  Custodian bank                                                                  616,319
                  Distributor                                                                      50,509
                  Investment adviser                                                               16,749
                  Other affiliates                                                                  6,174           689,751
                                                                                          ---------------
               Accrued expenses                                                                                      20,495
                                                                                                            ---------------
               Total liabilities                                                                                    710,246
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   240,575,602
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of shares
               authorized                                                                                   $    24,057,563
               Paid-in capital in excess of par                                                                 216,502,700
               Undistributed realized capital gains--net                                                             15,339
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 240,575,628 shares of
               beneficial interest outstanding                                                              $   240,575,602
                                                                                                            ===============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Statement of Operations

For the Year Ended March 31, 2004
Investment Income

               Interest and amortization of premium earned                                                  $     2,947,585

Expenses

               Investment advisory fees                                                   $     1,350,630
               Distribution fees                                                                  337,621
               Accounting services                                                                 67,439
               Professional fees                                                                   66,850
               Transfer agent fees                                                                 31,763
               Printing and shareholder reports                                                    21,742
               Registration fees                                                                   16,533
               Custodian fees                                                                      12,529
               Pricing fees                                                                         8,232
               Trustees' fees and expenses                                                          2,754
               Other                                                                               13,800
                                                                                          ---------------
               Total expenses before waiver                                                     1,929,893
               Waiver of expenses                                                                   (295)
                                                                                          ---------------
               Total expenses after waiver                                                                        1,929,598
                                                                                                            ---------------
               Investment income--net                                                                             1,017,987
                                                                                                            ---------------

Realized Gain on Investments--Net

               Realized gain on investments--net                                                                     48,962
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     1,066,949
                                                                                                            ===============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Statements of Changes in Net Assets
                                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

               Investment income--net                                                     $     1,017,987   $     2,487,924
               Realized gain on investments--net                                                   48,962            17,465
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             1,066,949         2,505,389
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Dividends to shareholders from investment income--net                          (1,017,987)       (2,487,924)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               472,763,982       677,991,496
               Value of shares issued to shareholders in reinvestment of dividends              1,018,022         2,487,778
                                                                                          ---------------   ---------------
                                                                                              473,782,004       680,479,274
               Cost of shares redeemed                                                      (521,334,272)     (758,614,308)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (47,552,268)      (78,135,034)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (47,503,306)      (78,117,569)
               Beginning of year                                                              288,078,908       366,196,477
                                                                                          ---------------   ---------------
               End of year                                                                $   240,575,602   $   288,078,908
                                                                                          ===============   ===============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                          2004         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of year            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                              --++          .01          .02          .03          .03
               Realized gain on investments--net                   --++         --++           --           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    --++          .01          .02          .03          .03
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net        --++++        (.01)        (.02)        (.03)        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment return                             .37%         .76%        1.63%        3.42%        2.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                             .71%         .70%         .71%         .71%         .71%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                            .71%         .70%         .71%         .71%         .71%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                              .38%         .77%        1.62%        3.36%        2.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of year (in thousands)        $  240,576   $  288,079   $  366,196   $  330,559   $  291,536
                                                             ==========   ==========   ==========   ==========   ==========

++Amount is less than $.01 per share.

++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion. For the year ended, March 31, 2004, FAM earned fees of $1,350,630, of which $295 was waived.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



Notes to Financial Statements (concluded)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2004, the Fund reimbursed FAM $5,390 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003 was as follows:


                                       3/31/2004          3/31/2003

Distributions paid from:
   Tax-exempt income                $  1,017,987       $  2,487,924
                                    ------------       ------------
Total distributions                 $  1,017,987       $  2,487,924
                                    ============       ============


As of March 31, 2004, there were no significant differences between the book and tax components of net assets.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



Independent Auditors' Report


To the Shareholders and Board of Trustees of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust (the "Trust") as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
May 14, 2004



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Trustee      and       Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                       1988 to   since 1999; Chairman (Americas Region) of
Age: 63                             present   MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from 1986
                                              to 2002 and Director thereof from 1991 to
                                              2002; Executive Vice President and Director
                                              of Princeton Services, Inc. ("Princeton
                                              Services") from 1993 to 2002; President of
                                              Princeton Administrators, L.P. from 1989 to
                                              2002; Director of Financial Data Services, Inc.
                                              since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Ronald W. Forbes       Trustee      1988 to   Professor Emeritus of Finance, School of      51 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute from 1995 to 1999.


Cynthia A. Montgomery  Trustee      1994 to   Professor, Harvard Business School since      51 Funds       Newell
P.O. Box 9095                       present   1989.                                         50 Portfolios  Rubbermaid, Inc.
Princeton,
NJ 08543-9095
Age: 51


Kevin A. Ryan          Trustee      1992 to   Director Emeritus of The Boston University    51 Funds       None
P.O. Box 9095                       present   Center for the Advancement of Ethics and      50 Portfolios
Princeton,                                    Character from 1989 to 1999; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 71                                       to 1999 and Professor Emeritus thereof
                                              since 1999.


Roscoe S. Suddarth     Trustee      2000 to   President of Middle East Institute from       51 Funds       None
P.O. Box 9095                       present   1995 to 2001; Foreign Service Officer of      50 Portfolios
Princeton,                                    United States Foreign Service from 1961 to
NJ 08543-9095                                 1995 and Career Minister thereof from 1989
Age: 68                                       to 1995; Deputy Inspector General of U.S.
                                              Department of State from 1991 to 1994; U.S.
                                              Ambassador to the Hashemite Kingdom of
                                              Jordan from 1987 to 1990.


Richard R. West        Trustee      1988 to   Professor of Finance, New York University,    51 Funds       Bowne & Co.,
P.O. Box 9095                       present   Leonard N. Stern School of Business           50 Portfolios  Inc.; Vornado
Princeton,                                    Administration from 1982 to 1994 and                         Operating
NJ 08543-9095                                 Dean Emeritus thereof since 1994.                            Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Trustee      2000 to   Self-employed financial consultant since      51 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         50 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of The Prudential Foundation.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004


Officers and Trustees (unaudited)(concluded)
                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011          Vice         present   of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 53


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management)
P.O. Box 9011          Vice         present   of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 40


Darrin J. SanFillippo  Vice         1996 to   Vice President of MLIM since 1998.
P.O. Box 9011          President    present
Princeton,
NJ 08543-9011
Age: 39


Phillip S. Gillespie   Secretary    2000 to   First Vice President of MLIM since 2001; Director (Legal Advisory) from 2000
P.O. Box 9011                       present   to 2001; Vice President from 1999 to 2000; Attorney associated with MLIM
Princeton,                                    since 1998.
NJ 08543-9011
Age: 40


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210**

**For inquiries regarding your CMA account, call 800-CMA-INFO or 800-262-4363.



Charles C. Reilly, Trustee of CMA North Carolina Municipal Money
Fund, has recently retired. The Fund's Board of Trustees wishes
Mr. Reilly well in his retirement.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND, MARCH 31, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending March 31, 2004 - $30,200
                         Fiscal Year Ending March 31, 2003 - $34,164

(b) Audit-Related Fees - Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending March 31, 2004 - $5,200
                         Fiscal Year Ending March 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending March 31, 2004 - $0
                         Fiscal Year Ending March 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending March 31, 2004 - $16,708,160
    Fiscal Year Ending March 31, 2003 - $17,378,427

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal
Series Trust


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA North Carolina Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       CMA North Carolina Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       CMA North Carolina Municipal Money Fund of
       CMA Multi-State Municipal Series Trust


Date: May 21, 2004